EXHIBIT 10.1

                           SECURITY PURCHASE AGREEMENT

      This Security Purchase Agreement is made and entered into as of April 25, 2005, by and among Robert L. Frome, c/o Olshan Grundman Frome Rosenzweig & Wolosky LLP, 65 East 55th Street, New York, New York 10022 ("Frome"), Bridge Ventures, Inc., with a principal place of business at 1241 Gulf of Mexico Dr., Longboat Key, Florida 34228 ("Bridge")(Bridge and Frome collectively, "Purchasers"), Multi Solutions, Inc., a New Jersey corporation, with offices at 3371 Brunswick Pike, PMB-302-235, Lawrenceville, NJ 08648 ("Multi"), Multi Soft, Inc., a New Jersey corporation, with offices at 3371 Brunswick Pike, PMB-302-235, Lawrenceville, NJ 08648 ("SoftSub") (Multi and SoftSub, collectively, "Sellers" and, individually, "Seller") and the individuals listed in SCHEDULE A attached hereto, which includes the directors and officers of Sellers (the "Principal Shareholders").

      WHEREAS, Sellers and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

      WHEREAS, Multi has authorized the issuance of $ 70,000 principal amount of its 6% Convertible Debentures due May 1 2006 (collectively, the "Multi Debentures"), which shall be convertible, in the aggregate, into such number of shares of Multi's common stock as equals 70% of Multi's issued and outstanding shares of common stock (assuming full conversion of the Multi Debentures) on the Closing Date (as defined herein) (the "Multi Shares") in accordance with the terms of the Debentures;

      WHEREAS, SoftSub has authorized the issuance of $24,000 principal amount of its 6% Convertible Debentures due May 1, 2006 (collectively, the "SoftSub Debentures"), which shall be convertible, in the aggregate, into such number of shares of SoftSub's common stock as equals 70% of SoftSub's issued and outstanding shares of common stock (assuming full conversion of the SoftSub Debentures) on the Closing Date (as defined herein) (the "SoftSub Shares") in accordance with the terms of the SoftSub Debentures (the Multi Shares and SoftSub Shares are collectively referred to as the "Combined Shares" and the Multi Debentures and the SoftSub Debentures are collectively referred to as the "Debentures");

      WHEREAS, Purchasers agree to provide certain preemptive rights to all shareholders of Multi and/or SoftSub, as the case may be, that shall enable such shareholders to maintain an ownership interest in Multi and/or SoftSub in proportion to Purchasers' aggregate ownership interest in Multi and/or SoftSub (which shall be 70% Purchasers/30% shareholders); and
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      WHEREAS, the Principal Shareholders agree to release Multi and SoftSub from any and all debt or other liabilities owed to Principal Shareholders, including accrued and unpaid salaries, except as set forth on SCHEDULE B:

      NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Purchasers and the Sellers hereby agree as follows:

      ARTICLE 1

      PURCHASE AND SALE OF STOCK

      1.1 Purchase Price. Subject to the terms and conditions hereof, on the Closing Date (as hereafter defined) (a) Multi shall issue to Purchasers the Multi Debentures, (b) SoftSub shall issue to Purchasers the SoftSub Debentures, as set forth on SCHEDULE C. In consideration for the Debentures, Purchasers shall pay to Multi an aggregate of $70,000 (the "Multi Purchase Price") and Purchasers shall pay to SoftSub an aggregate of $24,000 (the "SoftSub Purchase Price" and, along with the Multi Purchase Price, the "Purchase Price"). At the Closing, Multi and SoftSub will deliver to Purchasers certificates representing the Debentures in the form attached hereto as EXHIBIT 1.

      ARTICLE 2

      CLOSING

      2.1 Closing Date. The consummation of the purchase and sale of the Debentures hereunder (the "Closing") shall be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at 10:00 AM (Local Time) on May 6, 2005, or at such other time and place as the Sellers and the Purchasers may mutually agree (the "Closing Date").

      ARTICLE 3

      REPRESENTATIONS AND WARRANTIES
      OF MULTI

      Multi represents and warrants to Purchasers as follows:

      3.1 Organization and Standing. Multi is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power, qualification and authority, corporate or otherwise, to own, lease and operate its properties and assets and carry on its business as and in the places where such properties and assets are now owned, leased or operated or such business is now being conducted. Multi is

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in good standing in each and every jurisdiction where its failure to qualify or to be in good standing would have a materially adverse effect on its financial condition, the conduct of its business or the ownership of its assets. Multi has provided to Purchasers, or allowed access, to all corporate documents in its possession or control responsive to due diligence requests made by Purchasers. Multi is not aware of any documents other than those provided to Purchasers which would be responsive to Purchasers' due diligence requests.

      3.2 Authorization. Multi has the requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of Multi have been duly taken to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed and delivered by Multi, constitutes the legal valid and binding obligation of Multi, and is enforceable as to Multi in accordance with the terms hereof, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      3.4 No Further Action Needed. Except as set forth in SCHEDULE 3.4: (a) no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by Multi for the execution, delivery and/or performance of this Agreement; (b) no consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Multi is a party, or to which it or any of its properties or assets are subject, is required for the execution, delivery and/or performance of this Agreement; (c) The execution, delivery and performance of this Agreement will not (i) violate, result in a breach of, conflict with, or entitle any party to terminate or call a default under any term of any contract, agreement, instrument, lease, license, arrang ement, or understanding whereby Multi is a party to, or (ii) violate or result in a breach of any term of the Certificate of Incorporation (or other charter document) or by-laws of Multi; (iii) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Multi or to which any of its operations, business, properties or assets are subject; and/or (iv) cause or give any person grounds to cause (with or without notice, the passage of time, or both), the maturity of any liability or obligation of Multi to be accelerated or will increase any such liability or obligation.

      3.5 Capitalization. As of the Closing Date, the authorized capital stock of Multi will consist of 40,000,000 shares of common stock, $.001 par value, of which 21,096,969 shares are issued and outstanding (the "Outstanding Common Stock"), and no shares of which are reserved for issuance upon exercise of outstanding options and warrants. The Outstanding Common Stock is, and, except as set forth in SCHEDULE 3.4, the Multi Shares will be, validly

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authorized, validly issued and fully paid and non-assessable, have not been, or will not have been, issued and owned or held in violation of any preemptive rights of any stockholder. There are no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which Multi is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security.

      3.6 Financial Condition. Multi has provided to Purchasers, as annexed hereto as SCHEDULE 3.7, a list of any and all Liabilities (as defined in Section 3.8) of Multi as of November 30, 2004. Multi agrees to provide to Purchasers any and all documents necessary to complete an audit of Multi and SoftSub for the last three fiscal years ended January 31, 2004, 2003 and 2002 (together with the Liabilities, the "Financial Records").

      3.7   Lack of Material Changes.

            (a) Since January 31, 2004:

                  i. Except for payables and other obligations that have come due, all of which are set forth on SCHEDULE 3.7, there has not been any change having a "material adverse effect" on Multi. The term "material adverse effect", as used in this Agreement, means any circumstance, change, event, transaction, loss, failure, effect or other occurrence that is, or is reasonably likely to be materially adverse to the business, operations, properties (including any intangible properties), condition (financial or otherwise) assets, liabilities, results of operations or prospects of Multi.

                  ii. Multi has not (a) authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any such stock; (b) declared or effected any split (forward or reverse) of its securities; and/or
                        (c) amended its Certificate of Incorporation or Bylaws.

                  iii. The operations and business of Multi have been conducted in all respects only in the ordinary course.

                  iv. Multi has not mortgaged, pledged or subjected to lien or other encumbrances any of its respective assets, except as described in Section 3.12.

                  v. Multi has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.
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                  vi.   Multi has not sold or transferred any of its assets
                        having a book value of $5,000 or more or canceled any debts or claims, except, in each case, in the ordinary course of business.

                  vii. Multi has not issued any common stock, preferred stock, capital stock, bonds, warrants, options, rights or any other form of corporate securities except as described in Section 3.5.

                  viii. There has not been any strike, lockout, labor trouble or any similar event or condition of any character which would have a material adverse effect on Multi.

                  ix. There has not been any increase in the compensation payable or to become payable by Multi to any of its respective officers, employees or agents, or any known payment or arrangement made to or with any of such persons.

                  x. Multi has not made any change in the method of accounting or accounting practice or policy used by Multi, other than changes required by GAAP.

                  xi. Multi has not made any material changes in the customary methods of operations of Multi, including practice and policies relating to purchasing, inventory, marketing, selling or pricing.

                  xii. Multi has not merged with, been merged with or entered into a consolidation with or acquired (by purchase, merger, consolidation, stock acquisition or otherwise) a substantial portion of the assets of any entity or otherwise acquired assets other than in the ordinary course and in accordance with past practices.

                  xiii. Multi has not agreed, whether in writing or otherwise, to take any of the acts specified in this Article 3.7, except for those contemplated by this Agreement.

            (b) Other than the failure to pay outstanding liabilities, there is no fact known to Multi which will have a material adverse effect or in the future (as far as Multi can foresee) may have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Multi which has not been disclosed to Purchasers in this Agreement; provided, however, that Multi expresses no opinion as to political or economic matters of general applicability.

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3.8   Absence of Undisclosed Liabilities.

            Multi has no material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) including without limitation liabilities for federal, state, local, or foreign taxes, liabilities to customers or suppliers, direct or indirect, claims, losses, damages, deficiencies (including deferred income tax and other net tax deficiencies), costs, expenses, obligations, guarantees, or responsibilities, whether accrued, absolute, or contingent, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, (hereinafter collectively referred to as "Liabilities") other than as disclosed in SCHEDULE 3.7, and the following:

            (i)   Liabilities that are disclosed on the Financial Records;
                  and/or

            (ii) other liabilities arising since January 31, 2004 and prior to the Closing Date which have been incurred in the ordinary course of business and which are not contained on the Financial Records and which are not inconsistent with the representations and warranties of Multi contained in this Agreement or any other provisions of this Agreement and do not individually exceed $5,000 and in the aggregate exceed $25,000.

      3.9 Taxes. The term "Tax" or "Taxes" as used in this Agreement means all income, gross receipts, sales, use, transfer, employment, franchise, profits, property, excise or other similar taxes, estimated import duties, fees, stamp taxes and duties, value added taxes, assessments or charges of any kind whatsoever (whether payable directly or by withholding), together with any interest and penalties, additions to tax or additional amounts imposed by any taxing authority with respect thereto. Notwithstanding any representations to the contrary in this section 3.9, neither Multi nor any of its subsidiaries has filed federal, state or local tax returns for their years ending after fiscal 2001 (which ended on January 31, 2002), and, as indicated in the reports filed with the SEC, Sellers owe certain taxes to New York State. Subsequent to the fiscal year ended 2001, Multi and all of its subsidiaries have operated at a loss.
            (a) (i)(A) all material returns and reports in respect of federal, local, state and/or local Taxes ("Tax Returns" or "Return") required to be filed with respect to Multi (including the consolidated federal income Tax Returns and state and local income or franchise Tax Returns that include Multi or any Subsidiary on a consolidated, combined, or unitary ("combined") basis) have been timely filed; (B) all Taxes shown to be payable on such Returns or otherwise due, and all assessments of Tax made against Multi with respect to such Returns, have been paid; (C) all such Returns are true, correct, and complete in all material respects, and (D) no adjustment relating to such Returns has been proposed formally or informally by any Tax authority and, to the best knowledge of Multi, no basis exists for any such adjustment; (ii) there is not pending nor, to the best knowledge of Multi, is there any threatened actions or proceedings for the assessment or collection of Taxes against Multi; (iii)

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there are no Tax liens on any assets of Multi; (iv) there are no outstanding waivers or agreements extending the statute of limitations with respect to any Tax to which Multi may be subject; (v) there are no outstanding requests for information made by a taxing authority to Multi; (vi) Multi has not been advised by any taxing authority of any proposed reassessments of the value (or other Tax base) of any property owned by Multi that could increase the amount of a property Tax to which Multi would be subject; (vii) Multi has made all payments of estimated Taxes required to be made under the Code and all state or local Tax provisions; (viii) all Taxes required to be withheld, collected or deposited by or with respect to Multi have been timely withheld, collected or deposited, as the case may be, and, to the extent required, have been paid to the relevant taxing authority, and (iv) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect Multi.

            (b) Reserves and allowances have been not been provided on the Financial Records.

            (c) Multi has delivered or made available to Purchasers correct and complete copies of all federal, state and local Tax Returns of Multi for periods ending on Multi's 2001 fiscal year end, and correct and complete copies (or summaries) of all examination reports, correspondence with taxing authorities, statements of deficiencies assessed against or agreed to by Multi as of Multi's 2001 fiscal year end and any formal or informal tax sharing arrangements to which Multi is a party.

      3.10 Litigation and Claims. There is no litigation, arbitration, claim, governmental, administrative, regulatory or other proceeding or investigation (formal or informal) pending, threatened, or in process (or any basis therefore known to Multi) with respect to Multi, its capital stock, any transaction in Multi's securities, the transactions contemplated by this Agreement, or any of Multi's business, properties, or assets, except that there may be some liens on assets from outstanding liabilities set forth on SCHEDULE 3.7. Multi is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is any action required to be taken in order to avoid such violation or default. There are no judgments, citations, fines or penalties heretofore asserted against Multi under any federal, state or local laws which remain unpaid or which otherwise bind the assets of Multi and/or effect the capital stock of Multi, except that there may be some liens on assets from outstanding liabilities set forth on SCHEDULE 3.7.

      3.11 Assets. Multi has provided to Purchasers, or allowed access, to all documents in Multi's possession or control responsive to Purchasers' request for documents evidencing Multi's real and other properties and material assets including but not limited to machinery, equipment, painting presses, inventories and intangibles owned, leased, used in its business and/or licensed to Multi (collectively the "Assets"). The Assets constitute all such properties and assets which are necessary to conduct the business as same is currently conducted.

      3.12 Title to Assets. Multi has good and marketable titles to all of the Assets, free and clear of all liens, mortgages, security interests, pledges, charges, conditional sales agreements and security investments, and encumbrances, except that there may be some liens on assets from outstanding liabilities set forth on SCHEDULE 3.7.

      3.13 Lack of Restrictions. No real property owned, leased, licensed, or used by Multi lies in the area which is, or to the knowledge of Multi will be, subject to zoning, use, or building code restriction which would prohibit, and no state of facts relating to the actions of another person or entity or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing, or use of such real property in the business in which Multi is engaged or the business in which they contemplate engaging.

      3.14  Contracts and Other Instruments.

            (a) Multi has provided to Purchasers, or allowed access, to all documents in its possession or control which accurately and completely details all contracts, licenses, instruments, powers of attorney and agreements to which Multi is a party, including but not limited to, all agency agreements; supply agreements; manufacturer agreements; price protection agreements; distributorship agreements; OEM agreements; partnership agreements; dealership agreements; fiduciary agreements; license agreements; marketing agreements; commission agreements; sales agency agreements; bank credit agreements; factoring agreements; loan agreements; indentures; promissory notes; guarantees; undertakings; other evidences of indebtedness; letters of credit; joint venture agreements; agreements for the acquisition of merger or combination with any other company, corporation or businesses signed within the last three years; employment agreements; labor agreements; salesmen commission agreements; independent contractor agreements; sales or purchase agreements for a term in excess of one year which have an aggregate sale or purchase price in excess of $25,000; contracts, agreements, arrangements, or understandings with any stockholder, any director, officer, or employee, any relatives or affiliate of any stockholder or of any such director, officer, or employee, or any other corporation or enterprise in which any stockholder, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest; government contracts; franchise agreements; management agreements; advisory agreements; consulting agreements; advertising agreements; construction agreements; warehousing agreements; engineering agreements; design agreements; major utility agreements and any other agreements which involve the payment of in excess of $25,000 prior to the date it can be terminated without penalty or premium; (all of which contracts, licenses, instruments, power of attorneys and agreements are hereinafter referred to collectively as the "Contracts").

            (b) Multi is not nor does it expect to be in the future, in violation or breach of, or in default with respect to complying with, any material provision of any such Contract thereof, and each such Contract, is in full force and effect and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with their respective terms. Neither Multi nor any other party to any such Contract has given notice of termination or taken any action inconsistent with the continuance thereof. The execution, delivery, and performance of this Agreement will not prejudice any such Contract. Multi is not a party to or bound by any other contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business properties, assets, liabilities, or future prospects Multi.

3.15  Leases.  Multi has no leases for real property.

      3.16 Capital Projects. As of the date of this Agreement, Multi has not undertaken any capital projects the cost of completion of which, in the aggregate, would exceed $10,000.

      3.17  Environmental Laws

            (i)(a) To the best of Multi's actual knowledge there have been no material releases, as defined under any Environmental Laws, of Hazardous Substances, as defined in subsection (ii) below, by Multi.

            (b) To the best of Multi's actual knowledge, the Assets, the Property and all other real properties utilized by Multi has been, and continues to be, owned and operated by Multi in material compliance with all applicable Environmental Laws.

            (c) To the best of Multi's actual knowledge, Multi has not received notice of any pending or threatened claims, complaints or requests for information with respect to any alleged violation of any Environmental Laws.

            (d) To the best of Multi's actual knowledge, Multi has been issued and is in material compliance with all permits, certificates, approvals, licenses, registrations, orders, administrative consent orders any other authorizations, approvals or consents relating to Environmental Laws or Hazardous Substances necessary for the operation of its businesses.

            (e) To the best of Multi's actual knowledge, Multi has not received notice that any of its respective properties are listed or proposed for listing in the National Priorities List created pursuant to CERCLA or on the CERCLIS, or any similar state list of sites requiring investigation or cleanup.

            (f) To the best of Muti's actual knowledge there are no polychlorinated biphenyls (other than may be contained in electrical transformers which are labeled, operated and maintained in accordance with all Environmental Law) or asbestos-containing materials present at any of the properties owned and/or operated by Multi.

            (g) To the best of the Multi's actual knowledge, Multi has received notice of pending or threatened claims with respect to any Properties owned and/or operated by Multi, whether or not the subject of any indemnity, under any Environmental Law or involving any Hazardous Substances.

      (ii) As used in the preceding paragraph and elsewhere in this Agreement the following terms shall have the following meanings:

            (a) Environmental Laws means any federal, state or local statute, code, ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, judicial decision, decree, agency interpretation, injunction or other authorization or requirement whenever promulgated, issued, or modified, relating to:

                        (A) emissions, discharges, spills, release or threatened
                  releases of pollutants, contaminants, Hazardous Substances, materials containing Hazardous Substances, or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land;

                        (B) the use, treatment, storage, disposal, handling,
                  manufacturing, transportation, or shipment of Hazardous Substances, materials containing Hazardous Substances or hazardous and/or toxic wastes, material, products or by-products (or of equipment or apparatus containing Hazardous Substances) as defined in or regulated under the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss.1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss.6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss.9601 et seq" ("CER"LA"), The Clean Water Act, 33 U.S.C. ss.ss.1251 et seq., The Clean Air Act, 42 U.S.C. ss.ss.7401 et seq, and/or the Toxic Substances Control Act, 15 U.S.C. ss.ss.2601 et seq., each as amended from time to time; or

            (b) Hazardous Substances means (A) hazardous materials, hazardous wastes and hazardous substances as defined or regulated under any Environmental Laws, (B) any mixtures, blends, compounds or liquids containing any hazardous substances in any proportions, (C) petroleum and petroleum products including crude oil and any fractions thereof, (D) asbestos and/or any material which contains any hydrated mineral silicates, whether friable or non-friable, (E) PCBs, or PCB-containing materials or fluids,
                  (F) any other hazardous radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste, and (G) any substance with respect to which a federal, state or local agency requires environmental investigation, monitoring or remediation.

            (c) CERCLA has the meaning specified in the definition of "Environmental Laws".

            (d) CERCLIS means the Comprehensive Environmental Responsive, Compensation and Liability Information System, 42 U.S.C. ss.9616(a).

      3.18 Compliance with Laws. Multi has provided to Purchasers, or allowed access to all permits, licenses, orders, certificates, and approvals (collectively "Licenses") of all federal, state or local governmental regulatory bodies required for Multi to conduct its business as presently conducted; all such Licenses, are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses, will be adversely affected by the consummation of the transaction contemplated by this Agreement.

      3.19 ERISA Matters and Employees. Multi has not contributed to any pension, profit sharing, option, other incentive plan, or any other type of employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974), or any obligation to or customary arrangement with employees for bonuses, incentive compensation, or severance pay.

      3.20  Insurance.  Multi has no insurance.

      3.21 Labor Disputes. Multi is not a party to any union representation or labor contract. Multi has not received any notice from any labor union or group of employees that such union or group represents or believes or claims it represents or intends to represent any of their employees; no strike or work interruption by any of their employees is planned, under consideration, threatened or imminent; and Multi has not made any loan or given anything of value, directly or indirectly, to any officer, official, agent or representative of any labor union or group of employees. Multi is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such employees, except as set forth in
SCHEDULE 3.7. To the best of Multi's knowledge, in the event of termination of the employment of any said employees, Multi will not by reason of anything done prior to the Date of Merger be liable to any of said employees for "severance
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pay" or any other payments, except as set forth on SCHEDULE 3.7. Multi is in compliance with all Federal, state and local laws and regulations respecting labor, employment and wages and hours; and there is no unfair labor practice complaint against them pending before the National Labor Relations Board or any comparable state or local agency, except as set forth on SCHEDULE 3.7.

      3.22 Liens on Assets. Multi has good and marketable title to all of their respective Assets and such Assets are not subject to any mortgages, pledges, liens, conditional sales agreements, encumbrances and security interests or claims except for minor imperfections in title and encumbrances, if any, which singularly and in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or impair the use thereof by their business, except as set forth on SCHEDULE 3.7.

      3.23. INTENTIONALLY LEFT BLANK

      3.24 Directors and Officers. A true and complete list as of the date of this Agreement indicating Multi's directors and officers, each of whom has been duly elected is as follows:

      Name                                Position
      ----                                --------
      Charles J. Lombardo                 Chairman of the Board of Directors,
                                          Chief Executive Officer, Chief
                                          Financial Officer and Treasurer

      Miriam G. Jarney                    Executive Vice President,
                                          Secretary and Director


      3.25 Patents, Trademarks, Et Cetera. There are no patents or registered trademarks.

      3.26 Accounts and Notes Receivable. There are no material accounts or notes receivable.

3.27  Inventories.  There are no inventories.

      3.28 Customer, Supplier, Franchisees. None of Multi's suppliers, customers, and/or franchisees has asserted any claim against or threatened to terminate its relationship with Multi, except as set forth in SCHEDULE 3.7. Multi has no direct involvement, interest in or affiliation with any customer, supplier or franchisee of Multi.

      3.29 Bank Accounts. Multi has allowed Purchasers access to the names and address of every bank and other financial institution in which Multi maintains an account (whether checking, savings or otherwise), lock box or safe deposit box, and the account numbers and names of persons having signing authority or other access thereof.

      3.30 Power of Attorney. There are no outstanding Powers of Attorney executed on behalf of Multi.

      3.31 Veracity of Statements. Neither this Agreement nor the representations and warranties by Multi contained herein or in any documents, instruments, certificates or schedules furnished pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained herein and therein not misleading. There is no fact which has a material effect, or in the future may have a material adverse effect (to the knowledge of Multi) on the business, operations, affairs, condition or prospects of Multi, its Assets, its business, and/or the Shares which has not been set forth in this Agreement, provided however that Multi express no opinion as to political or economic matters of general applicability.


      ARTICLE 4

      REPRESENTATIONS AND WARRANTIES OF SOFTSUB

      SoftSub represents and warrants to Purchasers as follows:

      4.1 Organization and Standing. SoftSub is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power, qualification and authority, corporate or otherwise, to own, lease and operate its properties and assets and carry on its business as and in the places where such properties and assets are now owned, leased or operated or such business is now being conducted. SoftSub is in good standing in each and every jurisdiction where its failure to qualify or to be in good standing would have an adverse effect on its financial condition, the conduct of its business or the ownership of its assets. SoftSub has provided to Purchasers, or allowed access, to all corporate documents in its possession or control responsive to due diligence requests made by Purchasers. SoftSub is not aware of any documents other than those provided to Purchasers which would be responsive to Purchasers' due diligence requests.

      4.2 Authorization. SoftSub has the requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of SoftSub have been duly taken to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed and delivered by SoftSub, constitutes the legal valid and binding obligation of SoftSub, and is enforceable as to SoftSub in accordance with the terms hereof, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


      4.3 No Further Action Needed. Except as set forth in SCHEDULE 3.4: (a) no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by SoftSub for the execution, delivery and/or performance of this Agreement; (b) no consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which SoftSub is a party, or to which it or any of its properties or assets are subject, is required for the execution, delivery and/or performance of this Agreement; (c) the execution, delivery and performance of this Agreement will not (i) violate, result in a breach of, conflict with, or entitle any party to terminate or call a default under any term of any contract, agreement, instrument, lease, license, arrangement, or understanding whereby SoftSub is a party to, or (ii) violate or result in a breach of any term of the Certificate of Incorporation (or other charter document) or by-laws of SoftSub;
(iii) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on SoftSub or to which any of its operations, business, properties or assets are subject; and/or (iv) cause or give any person grounds to cause (with or without notice, the passage of time, or both), the maturity of any liability or obligation of SoftSub to be accelerated or will increase any such liability or obligation.

      4.4 Capitalization. As of the Closing Date, the authorized capital stock of SoftSub will consist of 30,000,000 shares of common stock, $.001 par value, of which 13,709,477 shares are issued and outstanding (the "Outstanding Common Stock"), and no shares of which are reserved for issuance upon exercise of outstanding options and warrants. Each share of Outstanding Common Stock is, and, except as set forth in SCHEDULE 3.4, the SoftSub Shares will be, validly authorized, validly issued and fully paid and non-assessable, has not been issued and is not owned or held in violation of any preemptive rights of any stockholder. There are no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which SoftSub is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security.

      4.5 Financial Condition. SoftSub has provided to Purchasers, as annexed hereto as SCHEDULE 3.7, a list of any and all Liabilities of SoftSub as of November 30, 2004. SoftSub agrees to provide to Purchasers the Financial Records, as defined in Section 3.6.

      4.6   Lack of Material Changes.

            (a) Since January 31, 2004:

            (i) Except for payables and other obligations that have come due, all of which are set froth on SCHEDULE 3.7, there has not been any change having a "material adverse effect" on SoftSub. The term "material adverse effect", as used in this Agreement, means any circumstance, change, event, transaction, loss, failure, effect or other occurrence that is, or is reasonably likely to be materially adverse to the business, operations, properties (including any intangible properties), condition (financial or otherwise) assets, liabilities, results of operations or prospects of SoftSub.

            (ii) SoftSub has not (a) authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any such stock; (b) declared or effected any split (forward or reverse) of its securities; and/or (c) amended its Certificate of Incorporation or Bylaws.

            (iii) The operations and business of SoftSub have been conducted in all respects only in the ordinary course.

            (iv) SoftSub has not mortgaged, pledged or subjected to lien or other encumbrances any of its respective assets, except as described in Section 4.11

            (v) SoftSub has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value

            (vi) SoftSub has not sold or transferred any of its assets having a book value of $5,000 or more or canceled any debts or claims, except, in each case, in the ordinary course of business

            (vii) SoftSub has not issued any common stock, preferred stock, capital stock, bonds, warrants, options, rights or any other form of corporate securities except as described in Section 4.4.

            (viii) There has not been any strike, lockout, labor trouble or any similar event or condition of any character which would have a material adverse effect on SoftSub.

            (ix) There has not been any increase in compensation payable or to become payable by SoftSub to any of its respective officers, employees or agents, or any known payment or arrangement made to or with any of such persons.

            (x) SoftSub has not made any change in the method of accounting or accounting practice or policy used by SoftSub, other than changes required by GAAP.

            (xi) SoftSub has not made any material changes in the customary methods of operations of SoftSub, including practice and policies relating to purchasing, inventory, marketing, selling or pricing.

            (xii) SoftSub has not merged with, been merged with or entered into a consolidation with or acquired (by purchase, merger, consolidation, stock acquisition or otherwise) a substantial portion of the assets of any entity or otherwise acquired assets other than in the ordinary course and in accordance with past practices.

            (xiii) SoftSub has not agreed, whether in writing or otherwise, to take any of the acts specified in this Article 4.6, except for those contemplated by this Agreement.

            (b) Other than the failure to pay outstanding liabilities, there is no fact known to SoftSub which will have a material adverse effect or in the future (as far as SoftSub can foresee) may have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of SoftSub which has not been disclosed to Purchasers in this Agreement; provided, however, that SoftSub expresses no opinion as to political or economic matters of general applicability.


      4.7   Absence of Undisclosed Liabilities.

            SoftSub has no Liabilities, as such term is defined in Section 3.8, or obligations of any nature (whether absolute, accrued, contingent, or otherwise), other than as disclosed in SCHEDULE 3.7 and the following:

            (i)   Liabilities that are disclosed on the Financial Records;
                  and/or

            (ii) other liabilities arising since January 31, 2004 and prior to the Closing Date, which have been incurred in the ordinary course of business and which are not contained on the Financial Records and which are not inconsistent with the representations and warranties of SoftSub contained in this Agreement or any other provisions of this Agreement and do not individually exceed $5,000 and in the aggregate exceed $25,000.

      4.8 Taxes. The term "Tax" or "Taxes" as used in this Agreement means all income, gross receipts, sales, use, transfer, employment, franchise, profits, property, excise or other similar taxes, estimated import duties, fees, stamp taxes and duties, value added taxes, assessments or charges of any kind whatsoever (whether payable directly or by withholding), together with any interest and penalties, additions to tax or additional amounts imposed by any taxing authority with respect thereto. Notwithstanding any representations to the contrary in this section 4.8, neither SoftSub nor any of its subsidiaries has filed federal, state or local tax returns for their years ending after fiscal 2001 (which ended on January 31, 2002), and, as indicated in the reports filed with the SEC, Sellers owe certain taxes to New York State. Subsequent to the fiscal year ended 2001, SoftSub and all of its subsidiaries have operated at a loss.

            (a) (i)(A) all material returns and reports in respect of federal, local, state and/or local Taxes" ("Tax Returns" or "Return") required to be filed with respect to SoftSub (including the consolidated federal income Tax Returns and state and local income or franchise Tax Returns that include SoftSub or any Subsidiary on a consolidated, combined, or unitary ("combined") basis) have been timely filed; (B) all Taxes shown to be payable on such Returns or otherwise due, and all assessments of Tax made against SoftSub with respect to such Returns, have been paid; (C) all such Returns are true, correct, and complete in all material respects, and (D) no adjustment relating to such Returns has been proposed formally or informally by any Tax authority and, to the best knowledge of SoftSub, no basis exists for any such adjustment; (ii) there is not pending nor, to the best knowledge of SoftSub, is there any threatened actions or proceedings for the assessment or collection of Taxes against SoftSub; (iii) there are no Tax liens on any assets of SoftSub; (iv) there are no outstanding waivers or agreements extending the statute of limitations with respect to any Tax to which SoftSub may be subject; (v) there are no outstanding requests for information made by a taxing authority to SoftSub; (vi) SoftSub has not been advised by any taxing authority of any proposed reassessments of the value (or other Tax base) of any property owned by SoftSub that could increase the amount of a property Tax to which SoftSub would be subject; (vii) SoftSub has made all payments of estimated Taxes required to be made under the Code and all state or local Tax provisions; (viii) all Taxes required to be withheld, collected or deposited by or with respect to SoftSub have been timely withheld, collected or deposited, as the case may be, and, to the extent required, have been paid to the relevant taxing authority, and (iv) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect SoftSub.

            (b) Reserves and allowances have not been provided on the Financial Records.

            (c) SoftSub has delivered or made available to Purchasers correct and complete copies of all federal, state and local Tax Returns of SoftSub for periods ending on Softub's 2001 year end, and correct and complete copies (or summaries) of all examination reports, correspondence with taxing authorities, statements of deficiencies assessed against or agreed to by SoftSub as of Softub's 2001 year end and any formal or informal tax sharing arrangements to which SoftSub is a party.

      4.9 Litigation and Claims. There is no litigation, arbitration, claim, governmental, administrative, regulatory or other proceeding or investigation (formal or informal) pending, threatened, or in process (or any basis therefore known to SoftSub) with respect to SoftSub, its capital stock, any transaction in Softub's securities, the transactions contemplated by this Agreement, or any of Softub's business, properties, or assets, except that there may be some liens on assets from outstanding liabilities set forth on Schedule 3.7. SoftSub is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is any action required to be taken in order to avoid such violation or default. There are no judgments, citations, fines or penalties heretofore asserted against SoftSub under any federal, state or local laws which remain unpaid or which otherwise bind the assets of SoftSub and/or effect the capital stock of SoftSub, except that there may be some liens on assets from outstanding liabilities set forth on Schedule 3.7.

      4.10 Assets. SoftSub has provided to Purchasers, or allowed access, to all documents in Softub's possession or control responsive to Purchasers' request for documents evidencing SoftSub's real and other properties and material assets including but not limited to machinery, equipment, painting presses, inventories and intangibles owned, leased, used in its business and/or licensed to SoftSub (collectively the "Assets"). The Assets constitute all such properties and assets which are necessary to conduct the business as same is currently conducted.

      4.11 Title to Assets. SoftSub has good and marketable titles to all of the Assets, free and clear of all liens, mortgages, security interests, pledges, charges, conditional sales agreements and security investments, and encumbrances except that there may be some liens on assets from outstanding liabilities set forth on Schedule 3.7.

      4.12 Lack of Restrictions. No real property owned, leased, licensed, or used by SoftSub lies in the area which is, or to the knowledge of SoftSub will be, subject to zoning, use, or building code restriction which would prohibit, and no state of facts relating to the actions of another person or entity or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing, or use of such real property in the business in which SoftSub is engaged or the business in which they contemplate engaging.

      4.13  Contracts and Other Instruments.

            (a) SoftSub has provided to Purchasers, or allowed access, to all documents in its possession or control which accurately and completely details all contracts, licenses, instruments, powers of attorney and agreements to which SoftSub is a party, including but not limited to, all agency agreements; supply agreements; manufacturer agreements; price protection agreements; distributorship agreements; OEM agreements; partnership agreements; dealership agreements; fiduciary agreements; license agreements; marketing agreements; commission agreements; sales agency agreements; bank credit agreements; factoring agreements; loan agreements; indentures; promissory notes; guarantees; undertakings; other evidences of indebtedness; letters of credit; joint venture agreements; agreements for the acquisition of merger or combination with any other company, corporation or businesses signed within the last three years; employment agreements; labor agreements; salesmen commission agreements; independent contractor agreements; sales or purchase agreements for a term in excess of one year which have an aggregate sale or purchase price in excess of $25,000; contracts, agreements, arrangements, or understandings with any stockholder, any director, officer, or employee, any relatives or affiliate of any stockholder or of any such director, officer, or employee, or any other corporation or enterprise in which any stockholder, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest; government contracts; franchise agreements; management agreements; advisory agreements; consulting agreements; advertising agreements; construction agreements; warehousing agreements; engineering agreements; design agreements; major utility agreements and any other agreements which involve the payment of in excess of $25,000 prior to the date it can be terminated without penalty or premium; (all of which contracts, licenses, instruments, power of attorneys and agreements are hereinafter referred to collectively as the "Contracts").

            (b) SoftSub is not nor does it expect to be in the future, in violation or breach of, or in default with respect to complying with, any material provision of any such Contract thereof, and each such Contract, is in full force and effect and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with their respective terms. Neither SoftSub nor any other party to any such Contract has given notice of termination or taken any action inconsistent with the continuance thereof. The execution, delivery, and performance of this Agreement will not prejudice any such Contract. SoftSub is not a party to or bound by any other contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business properties, assets, liabilities, or future prospects SoftSub.

      4.14        Leases.  SoftSub has no leases for real property.

      4.15 Capital Projects. As of the date of this Agreement, SoftSub has not undertaken any capital projects the cost of completion of which, in the aggregate, would exceed $10,000.

      4.16  Environmental Laws

            (i)(a) To the best of SoftSub's actual knowledge there have been no material releases, as defined under any Environmental Laws, of Hazardous Substances, as defined in subsection (ii) below, by SoftSub.

            (b) To the best of Softub's actual knowledge, the Assets, the Property and all other real properties utilized by SoftSub has been, and continues to be, owned and operated by SoftSub in material compliance with all applicable Environmental Laws.

            (c) To the best of SoftSub's actual knowledge, SoftSub has not received notice of any pending or threatened claims, complaints or requests for information with respect to any alleged violation of any Environmental Laws.

            (d) To the best of Softub's actual knowledge, SoftSub has been issued and is in material compliance with all permits, certificates, approvals, licenses, registrations, orders, administrative consent orders any other authorizations, approvals or consents relating to Environmental Laws or Hazardous Substances necessary for the operation of its businesses.

            (e) To the best of SoftSub's actual knowledge, SoftSub has not received notice that any of its respective properties are listed or proposed for listing in the National Priorities List created pursuant to CERCLA or on the CERCLIS, or any similar state list of sites requiring investigation or cleanup.

            (f) To the best of SoftSub's actual knowledge there are no polychlorinated biphenyls (other than may be contained in electrical transformers which are labeled, operated and maintained in accordance with all Environmental Law) or asbestos-containing materials present at any of the properties owned and/or operated by SoftSub.

            (g) To the best of the SoftSub's actual knowledge, SoftSub has received notice of pending or threatened claims with respect to any Properties owned and/or operated by SoftSub, whether or not the subject of any indemnity, under any Environmental Law or involving any Hazardous Substances.

      (ii) As used in the preceding paragraph and elsewhere in this Agreement the following terms shall have the following meanings:

            (a) Environmental Laws means any federal, state or local statute, code, ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, judicial decision, decree, agency interpretation, injunction or other authorization or requirement whenever promulgated, issued, or modified, relating to:

                        (A) emissions, discharges, spills, release or threatened
                  releases of pollutants, contaminants, Hazardous Substances, materials containing Hazardous Substances, or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land;

                        (B) the use, treatment, storage, disposal, handling,
                  manufacturing, transportation, or shipment of Hazardous Substances, materials containing Hazardous Substances or hazardous and/or toxic wastes, material, products or by-products (or of equipment or apparatus containing Hazardous Substances) as defined in or regulated under the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss.1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss.6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss.9601 et seq" ("CERLA"), The Clean Water Act, 33 U.S.C. ss.ss.1251 et seq., The Clean Air Act, 42 U.S.C. ss.ss.7401 et seq, and/or the Toxic Substances Control Act, 15 U.S.C. ss.ss.2601 et seq., each as amended from time to time; or

            (b) Hazardous Substances means (A) hazardous materials, hazardous wastes and hazardous substances as defined or regulated under any Environmental Laws, (B) any mixtures, blends, compounds or liquids containing any hazardous substances in any proportions, (C) petroleum and petroleum products including crude oil and any fractions thereof, (D) asbestos and/or any material which contains any hydrated mineral silicates, whether friable or non-friable, (E) PCBs, or PCB-containing materials or fluids, (F) any other hazardous radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste, and
                  (G) any substance with respect to which a federal, state or local agency requires environmental investigation, monitoring or remediation.

            (c) CERCLA has the meaning specified in the definition of "Environmental Laws".

            (d) CERCLIS means the Comprehensive Environmental Responsive, Compensation and Liability Information System, 42 U.S.C. ss.9616(a).

      4.17 Compliance with Laws. SoftSub has provided to Purchasers, or allowed access to all permits, licenses, orders, certificates, and approvals (collectively "Licenses") of all federal, state or local governmental regulatory bodies required for SoftSub to conduct its business as presently conducted; all such Licenses, are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses, will be adversely affected by the consummation of the transaction contemplated by this Agreement.

      4.18 ERISA Matters and Employees. SoftSub has not contributed to any pension, profit sharing, option, other incentive plan, or any other type of employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974), or any obligation to or customary arrangement with employees for bonuses, incentive compensation, or severance pay.

      4.19  Insurance.   SoftSub has no insurance.

      4.20 Labor Disputes. SoftSub is not a party to any union representation or labor contract. SoftSub has not received any notice from any labor union or group of employees that such union or group represents or believes or claims it represents or intends to represent any of their employees; no strike or work interruption by any of their employees is planned, under consideration, threatened or imminent; and SoftSub has not made any loan or given anything of value, directly or indirectly, to any officer, official, agent or representative of any labor union or group of employees. SoftSub is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such employees, except as set forth on
Schedule 3.7. To the best of SoftSub's knowledge, in the event of termination of the employment of any said employees, SoftSub will not by reason of anything done prior to the Date of Merger be liable to any of said employees for "severance "ay" or any other payments except as set forth on Schedule 3.7. SoftSub is in compliance with all Federal, state and local laws and regulations respecting labor, employment and wages and hours; and there is no unfair labor practice complaint against them pending before the National Labor Relations Board or any comparable state or local agency except as set forth on Schedule 3.7.

      4.21 Liens on Assets. SoftSub has good and marketable title to all of their respective Assets and such Assets are not subject to any mortgages, pledges, liens, conditional sales agreements, encumbrances and security interests or claims except for minor imperfections in title and encumbrances, if any, which singularly and in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or impair the use thereof by their business, except as set forth on Schedule 3.7.

      4.22 INTENTIONALLY LEFT BLANK

      4.23 Directors and Officers. A true and complete list as of the date of this Agreement indicating SoftSub's directors and officers, each of whom has been duly elected is as follows:

      Name                                Position

      Charles J. Lombardo                 Chairman of the Board of Directors,
                                          Chief Executive Officer, Chief
                                          Financial Officer and Treasurer

      Miriam G. Jarney                    Executive Vice President,
                                          Secretary and Director



      4.24 Patents, Trademarks, Et Cetera. There are no patents or registered trademarks.

      4.25 Accounts and Notes Receivable. There are no accounts or notes receivable.

      4.26  Inventories.  There are no inventories.

      4.27 Customer, Supplier, Franchisees. None of SoftSub's suppliers, customers, and/or franchisees has asserted any claim against or threatened to terminate its relationship with SoftSub, except as set forth in Schedule 3.7. SoftSub has no direct involvement, interest in or affiliation with any customer, supplier or franchisee of SoftSub.

      4.28 Bank Accounts. SoftSub has allowed Purchasers access to the names and address of every bank and other financial institution in which SoftSub maintains an account (whether checking, savings or otherwise), lock box or safe deposit box, and the account numbers and names of persons having signing authority or other access thereof.

      4.29 Power of Attorney. There are no outstanding Powers of Attorney executed on behalf of SoftSub.

      4.30 Veracity of Statements. Neither this Agreement nor the representations and warranties by SoftSub contained herein or in any documents, instruments, certificates or schedules furnished pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained herein and therein not misleading. There is no fact which has a material effect, or in the future may have a material adverse effect (to the knowledge of SoftSub) on the business, operations, affairs, condition or prospects of SoftSub, its Assets, its business, and/or the Shares which has not been set forth in this Agreement, provided however that SoftSub express no opinion as to political or economic matters of general applicability.


      ARTICLE 5

      REPRESENTATIONS AND WARRANTIES
      OF PURCHASERS

      Purchasers represent and warrant to Principal Shareholders and Sellers as follows:

      5.1 Purchasers have all the requisite power and authority to execute, deliver and perform this Agreement. This Agreement constitutes the legal, valid and binding obligations of Purchasers and is enforceable against them in accordance with the terms hereof.

      5.2 Purchasers understand that an investment in the Debentures is extremely speculative with a high degree of risk of loss which may result in the loss of the Purchasers' entire investment, and there are substantial restrictions on the transferability of the Debentures and the Combined Shares.

      5.3 Purchasers are able to (a) bear the economic risk of this investment,
(b) hold the Debentures and/or the Combined Shares, and (c) can presently afford a complete loss of this investment.

      5.4 Purchasers have adequate means of providing for personal needs and contingencies and have no need for liquidity in this investment. Purchasers further represent that their overall commitment to investments which are not marketable is not disproportionate to their net worth and the investment in the Debentures will not cause such commitment to become excessive.

      5.5 Purchasers have such knowledge and expertise in financial and business matters that they are capable of evaluating the merits and risk of an investment in the Debentures and of making an informed investment decision.

      5.6 Purchasers acknowledge that they have been afforded (i) the opportunity to ask such questions as they have deemed necessary of, and to receive answers from, representatives of the Sellers concerning the terms and conditions of the offering of the Debentures and the merits and risks of investing in the Debentures; (ii) access to information about the Sellers and their respective financial condition, results of operations, business sufficient to enable them to evaluate their investment; and (iii) the opportunity to obtain such additional information that the Sellers possess or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

      5.7 Purchasers are "accredited investors" as defined in Rule 501(a) under the Securities Act.

      5.8 Purchasers are acquiring the Debentures (and, upon conversion of the Debentures, the Combined Shares) for their own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act of 1933, as amended (the Securities Act"). Purchasers hereby acknowledge and agree that neither the Debentures nor the Combined Shares have not been registered under the Securities Act or any state securities or "blue sky" laws and may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Securities Act and the rules and regulations promulgated thereunder and such state securities or "Blue sky" laws. Accordingly, the Debentures and the Combined Shares will contain a legend substantially in the following form:

      THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH SECURITIES ACT.


      ARTICLE 6

      REPRESENTATIONS AND WARRANTIES
      OF PRINCIPAL SHAREHOLDERS

      Each Principal Shareholder represents and warrants separately as follows:

      6.1 Formation and Status of Principal Shareholder. If any Principal Shareholder is an entity, that Principal Shareholder is duly formed and validly existing under the laws of its jurisdiction of formation.

      6.2 Due Authorization. This Agreement has been duly and validly executed and delivered by, or on behalf of, the Principal Shareholder and, assuming the due authorization, execution and delivery by Purchasers, constitutes a valid and binding obligation of the Principal Shareholder enforceable against the Principal Shareholder in accordance with its terms except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. All other documents to be executed and delivered by the Principal Shareholder will be duly executed and delivered by the Principal Shareholder and will be valid and binding obligations of the Principal Shareholder enforceable in accordance with their respective terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

      6.3 No Violation. Neither the execution and delivery of this Agreement nor the performance by the Principal Shareholder of its, his or her obligations hereunder will conflict with any agreement or commitment to which the Principal Shareholder is a party, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to the Principal Shareholder. There are no legal proceedings pending, or to the Principal Shareholders' knowledge, threatened against such Principal Shareholder that would prevent consummati on of the transactions contemplated by this Agreement.

      6.4 No Consent Needed. No consent, waiver, approval, order or authorization of, or declaration, filing or registration with, any governmental authority or any third party is required to be made or obtained by the Principal Shareholder in connection with the execution and delivery by the Principal Shareholder of this Agreement, or the performance by the Principal Shareholder of his, her or its obligations hereunder or the consummation by the Principal Shareholder of the transactions contemplated herein.


            ARTICLE 7

            ADDITIONAL AGREEMENTS

      7.1 Additional Agreements. The obligations of the parties are conditioned, in addition to the delivery of the consideration described in Article 1 hereof and compliance with the requirements of Article 8 hereof, upon consummation of the following additional agreements and commitments at or prior to Closing:

      7.2 Upon closing, Purchasers will provide the shareholders of Multi and SoftSub with the following preemption rights: Purchasers shall assure that all shareholders of Multi and/or SoftSub, as the case may be, shall be issued shares of Multi and/or SoftSub (either from the Purchasers or from the relevant Seller(s)), without any additional consideration paid by the relevant shareholder to assure that such shareholders maintain an ownership interest in Multi and/or SoftSub in proportion to Purchasers' aggregate ownership interest in Multi and/or SoftSub (which shall be 70% Purchasers/30% shareholders).

      7.3 Purchasers agree to cause Sellers' to use the Purchase Price to satisfy outstanding debts and accounts payable of the Sellers, and Sellers agree that the Purchase Price shall be used for such purpose.

      7.4 The Principal Shareholders agree to release Multi and SoftSub from any and all outstanding debts and liabilities held by the Principal Shareholders, including any accrued and unpaid salaries, except as set forth on SCHEDULE B.

            ARTICLE 8

            CONDUCT OF BUSINESS PENDING THE CLOSING

      8. Conduct of Business Pending Closing. Each of Sellers covenants to Purchasers" and agrees that, prior to the closing date, except as (i) otherwise consented to in writing by Purchasers; (ii) permitted or contemplated by this Agreement; and/or (iii) legally required, by existing agreements or as necessary for the continuance of their respective operations:

            (a) Each Seller shall conduct its operations only in the ordinary and usual course consistent with past practice and, to the extent consistent therewith, each Seller shall use its respective best efforts consistent with prudent business judgment to preserve its business organization intact and maintain its existing relations with customers, supplies, employees and business partners;

            (b) Each Seller shall not (i) sell or pledge or agree to sell or pledge or issue any option, warrant, conversion or other right to acquire any stock owned by it; (ii) amend its certificate of incorporation or by-laws or change the number of directors; (iii) split, combine or reclassify the outstanding shares of Common Stock or any other shares of its capital stock; or (iv) declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to the Shares or any other shares of its capital stock;

            (c) Each Seller shall not (i) issue or agree to issue any additional shares of its capital stock of any class; any securities convertible into shares of any class of capital stock, or options, warrants, conversion or other rights of any kind to acquire any shares of its capital stock of any class; (ii) sell, transfer, lease or otherwise encumber any assets or incur any indebtedness for borrowed money other than in the ordinary course of business consistent with past practice, and that, with respect to incurrence of indebtedness, is prepayable without penalty or premium; (iii) acquire (by merger, consolidation, acquisition of stock, purchase of substantial assets or otherwise) any corporation, partnership or other business organization or enterprise; (iv) redeem purchase or acquire, or offer to acquire, any of its capital stock; (v) purchase or become liable for any items of property, plant, equipment, machinery or other fixed or capital stock; (v) increase the salary, compensation and/or benefits of any employee; (v) purchase or become liable for any items of property, plant, equipment, machinery or other fixed or capital assets for any amount, in the aggregate, in excess of $5,000 in any single transaction or series of related transactions, except that each Seller may purchase in the ordinary course of business, or
            (vi) enter into or modify in any material respect any contract, agreement, commitment or arrangement with respect to any of the foregoing;

            (d) Each Seller shall not adopt, or amend in any material respect, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other plan, agreement, trust, fund or arrangement for the benefit of employees;

            (e) no reduction shall be made by either Seller in the scope or nature or amount of any material insurance coverage; provided however, that, with respect to insurance coverage that lapses, expires or is otherwise terminated by the insurer, the relevant Seller shall, to the maximum extent reasonably practicable and renew such insurance and comparable or greater coverage;

            (f) Each Seller shall not take any action or fail to take any action if such action or failure to act would cause any of its representations and warranties contained in this Agreement to be false in any respect on and as of the Closing Date;)

            (g) Each Seller and Principal Shareholder shall not agree to, or commit to take, any of the actions prohibited in this Article 8.


            ARTICLE 9

            COVENANTS OF SELLERS AND PURCHASERS

      A. Each Seller further covenants to Purchasers as follows:

      9.1 On or before the Closing Date, it shall deliver to Purchasers the Financial Records as set forth in Sections 3.6 and 4.5. herein.

      9.2 For the purpose of Purchasers conducting a "Due Diligence" investigation of Sellers, each Seller shall afford to Purchasers, its accountants, counsel and other representatives reasonable access during normal business hours to all of such parties properties, plants, offices, warehouses and other facilities, books, contracts, commitments and records (including but not limited to tax returns) and all other information concerning the business and personnel of such Seller as Purchasers may reasonably request, and, during such period, each Seller shall furnish to Purchasers promptly each report, schedule and other document filed by it during such period pursuant to the requirements of federal, state and/or local laws rules or regulations. Purchasers each agree that all information so provided and marked "Confidential" will be treated as such, that Purchasers will not make any use of such information, other than for the purpose of consummating the transactions in this Agreement, unless the same was previously in such Purchaser's possession, or became available to Purchasers through non-confidential means or shall otherwise come into the public domain.

      9.3 Subject to the terms and conditions herein provided and the fiduciary duties of the Board of Directors of each Seller, each Seller agrees to use its best efforts consistent with prudent business judgment to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated by this Agreement, including using its best efforts consistent with prudent business judgment to lift or rescind any injunction, restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, to obtain all necessary waivers, consents, approvals and authorizations and to effect all necessary registrations and filings under federal, state and/or local laws, rules, and regulations necessary to consummate this Agreement. Notwithstanding the foregoing, Sellers are not required to file with the SEC the requisite reports to bring Multi current in its filings with the SEC, Purchasers understanding that, since 2002, Multi has been delinquent in its filings with the SEC.

      9.4 The representations and warranties of each Seller contained in this Agreement and in the schedules hereto shall be true and correct in all material respects as of the Closing Date. Each Seller shall give Purchasers prompt notice of any material change in any of the information contained in the representations and warranties of such Seller, the schedules hereto or the documents furnished by such entities in connection herewith which occurs prior to the Closing Date. Upon the happening of any occurrence or event prior to the Closing Date, which shall have a material adverse effect upon the business or assets of either Seller, Purchasers shall have the right to terminate this Agreement by written notice, and upon such termination, no party shall have any further liability or obligation under this Agreement except as otherwise provided therein

      9.5 The Current Board of each Seller shall, at or prior to the execution of this Agreement, prepare and present to Purchasers unanimous consents of all of such Seller's Board of Directors evidencing the approval of this Agreement and the transactions contemplated hereby.

      9.6 Each Seller will, prior to the Closing Date, comply with all laws affecting operation of its respective businesses, will not operate said businesses other than in the ordinary course, and will give notice to Purchasers of any event or circumstance not in the ordinary course which materially affect such Seller, which action is not otherwise contemplated by this Agreement.

      9.7 Each Seller shall use its best efforts to take or cause to be taken all action and do or cause to be done all things necessary and proper to consummate the transactions contemplated by this Agreement, including, without limitation, to obtain all consents, approvals and authorizations of third parties, to make all filings with and give all notices to third parties which may be necessary or required in order to effectuate the transactions contemplated hereby. Notwithstanding the foregoing, Sellers are not required to file with the SEC the requisite reports to bring Multi current in its filings with the SEC, Purchasers understanding that, since 2002, Multi has been delinquent in its filings with the SEC.

      9.8 Each Seller will cause itself to conduct its affairs so that at the Closing Date no representation or warranty contained in this Agreement and schedules, will be inaccurate, no covenant, commitment or agreement of such Seller will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of such Seller. Except as otherwise requested by Purchasers in writing, each Seller will use its best efforts to preserve its business operation as such business is presently operated upon the signing of this Agreement, to keep available the services of its present personnel, to preserve in full force and effect all of its Contracts and Leases and to preserve the goodwill of its suppliers, customers, and others having business relations with it as the same exist upon the signing of this Agreement. Unless this Agreement is rightfully terminated, each Seller will cause itself to conduct its business and operation in all respects only in the ordinary course.

      9.9 At Closing, (i) All of the officers and Directors of Sellers shall submit to Multi and/or SoftSub, as the case may be, a letter of resignation, except that, Charles Lombardo and Miriam Jarney shall stay on as directors and
(ii) the Boards of Sellers will appoint each Purchaser as a Director of Multi and SoftSub.

      The foregoing change in Directors shall be effected by unanimous consent of the relevant Seller's Board of Directors. Subsequent to the filing of Form 8-K with the SEC setting forth the execution of this Agreement, Mr. Lombardo and Ms. Jarney shall resign as directors of Sellers.

      B. Each Purchaser further covenants to Sellers as follows:

      The representations and warranties of Purchasers contained in this Agreement and in the schedules hereto shall be true and correct in all material respects as of the Closing Date. Purchasers shall give Sellers prompt notice of any material change in any of the information contained in the representations and warranties of Purchasers, the schedules hereto or the documents furnished by Purchasers in connection herewith that occurs prior to the Closing Date. Upon the happening of any occurrence or event prior to the Closing Date, which shall have a material effect on Purchasers status as accredited investors, or other representation or warranty made by Purchasers herein, Sellers shall have the right to terminate this Agreement by written notice, and upon such termination, no party shall have any further liability or obligation under this Agreement except as otherwise provided. In addition, the Purchasers represent and warrant that: (i) at Closing, the debts set forth on Schedule B will be paid off with the proceeds from the Debentures and (ii) subsequent to the Closing Date, the Purchasers will use their best efforts to seek out new and viable businesses for Multi and SoftSub.

            ARTICLE 10

            INDEMNIFICATION

      10.1 By Sellers. Sellers, jointly and severally, shall defend and promptly indemnify Purchasers, and save and hold them harmless from, against, for and in respect of and shall pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding suffered, sustained, incurred or required to be paid by Purchasers by reason of (i) the existence of any and all obligations and/or liabilities of Multi or SoftSub which were not disclosed in this Agreement; (ii) any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by Multi or SoftSub hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect, and/or (iii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing or from any material misrepresentation or omission from any Schedules or Exhibits to this Agreement, certificates, financial statements or from any document furnished by Multi or SoftSub required to be furnished hereunder.

10.2 By Purchasers. Purchasers shall defend and promptly indemnify Sellers, and their respective officers, directors and shareholders, and save and hold them harmless from, against, for and in respect of and shall pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding suffered, sustained, incurred or required to be paid by any of them by reason of (i) the existence of any and all obligations and/or liabilities of Purchasers which were not disclosed in this Agreement; (ii) any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by Purchasers hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect, and/or (iii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing or from any material misrepresentation or omission from any Schedules or Exhibits to this Agreement, certificates, Financial Records or from any document furnished or required to be furnished by Purchasers.

            ARTICLE 11

            SECURITIES ACT PROVISIONS

      11.1 Restrictions on Disposition of Securities. Purchasers covenant and warrant that the Debentures to be received by Purchasers in accordance with the provisions of Article 1 hereof (and the Combined Shares to be received by Purchasers in accordance with the provisions of the Debentures) will not be disposed of except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of Purchasers' counsel, is exempt from registration under the Securities Act or the rules and regulations of the SEC promulgated thereunder. In order to effectuate the covenants of this sub-section 11.1, an appropriate legend will be placed upon each of the certificates of stock at the time of distribution of such shares by Purchasers pursuant to this Agreement, and stop transfer instructions shall be placed with Purchasers' transfer agent regarding such shares.


            ARTICLE 12

            MISCELLANEOUS PROVISIONS

      12.1 Entire Agreement. This Agreement along with the additional agreements referred to herein constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement and in any financial statements, schedules or exhibits delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties hereto and upon which the parties have relied and except as may be specifically provided herein. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

      12.2 Survival of Covenants, etc. All warranties, representations and covenants set forth herein shall survive the Closing Date of this Agreement.

      12.3 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if sent by Federal Express delivery or by certified or registered mail, return receipt requested and postage prepaid or hand delivered as follows:

            If to Purchasers:

            Robert L. Frome
            Olshan Grundman Frome Rosenzweig & Wolosky LLP
            65 East 55th Street
            New York, NY 10022
            Copy to:

            Michael H. Freedman, Esq.
            Law Offices of Michael H. Freedman, PLLC
            189 West 89th Street, Suite 11F
            New York, New York 10024


            If to Principal Shareholders:

            Charles Lombardo:
            25 South Main Street
            PMB 195
            Yardley, PA 19067

            Miriam Jarney
            21 Doering Way
            Cranford, NJ 07106


            If to Multi or SoftSub:

            3371 Brunswick Pike
            PMB-302-235
            Lawrenceville, NJ 08648


12.4 Waiver. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of a similar or different nature, unless expressly so stated in writing.

12.5 Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York applicable to contracts to be performed entirely within that State. Any dispute in any way related to the subject matter of this Agreement shall be litigated exclusively within the State of New York and all parties hereto, consent to the jurisdiction of the State and/or United States Federal District Courts of New York. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be affected without such illegal clause, section or part shall nevertheless continue in full force and effect.

12.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns or heirs and personal representatives; provided, however, that no party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other parties hereto.

12.7 Captions. The headings, captions or titles of paragraphs under sections or subsections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this Agreement.

12.8 Time Periods. Any time period provided for herein which shall end or expire on a Saturday, Sunday, or legal holiday shall be deemed extended to the next full business day thereafter.

12.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

12.10 Confidentiality. Neither this Agreement nor any memorandum of this Agreement shall be recorded amongst the Public Records of any State or County. The parties hereto agree to keep this Agreement confidential, as well as any information or document obtained by either party in connection with this transaction, except to the extent disclosure is required to or by any government agency or regulatory or quasi-regulatory body. Neither party will release any information by press release or otherwise regarding this transaction without the other party's written consent.

12.11 Joint Draftsmanship. The preparation of this Agreement has been a joint effort of the parties and this Agreement shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.


                                    MULTI SOLUTIONS, INC.

                                    By:/s/Charles J. Lombardo
                                       ------------------------------
                                          Charles J. Lombardo, CEO

                                    MULTI SOFT, INC.

                                    By:/s/Charles J. Lombardo
                                       ------------------------------
                                          Charles J. Lombardo, CEO


                                    /s/Robert L. Frome
                                    ---------------------------------
                                    Robert L. Frome, Purchaser



                                    BRIDGE VENTURES, INC., Purchaser

                                    By:/s/Harris Freedman
                                       ------------------------------
                                          Harris Freedman


                                    /s/Charles J. Lombardo
                                    ---------------------------------
                                    Charles J. Lombardo,
                                    Principal Shareholder


                                    /s/ Miriam G. Jarney
                                    ---------------------------------
                                    Miriam G. Jarney,
                                    Principal Shareholder

                                   SCHEDULE A
                             PRINCIPAL SHAREHOLDERS


Charles J. Lombardo
Miriam G. Jarney

                                   SCHEDULE B


The following debts owed by the Sellers to the Principal Shareholders are not forgiven and will be satisfied in full by the proceeds from the sale of the
Debentures:

-----------------------------------------------------------------------
American Stock Transfer                                         $5,000
---------------------------------------- ------------------------------
Charles Lombardo                                               $27,275
---------------------------------------- ------------------------------
Miriam Jarney                                                  $10,000
---------------------------------------- ------------------------------
Misc. Employees                                                 $8,825
---------------------------------------- ------------------------------
Rick Feiner                                                    $21,400
---------------------------------------- ------------------------------
Stewart Robinson                                               $16,500
---------------------------------------- ------------------------------
Teich, Grog, Frost & Zindler                                    $2,500
---------------------------------------- ------------------------------
Anthony Gagliardi                                               $2,500
---------------------------------------- ------------------------------
TOTAL                                                         $94,000
-----------------------------------------------------------------------

                                   SCHEDULE C
                                   PURCHASERS


NAME OF PURCHASER             PRINCIPAL AMOUNT OF DEBENTURES PURCHASED
-----------------             ----------------------------------------

Robert L. Frome and
  Bridge Ventures, Inc.             $94,000

                                  EXHIBIT 1(A)
                             FORM OF MULTI DEBENTURE

                                  EXHIBIT 1(B)
                            FORM OF SOFTSUB DEBENTURE

                                  SCHEDULE 3.4


Purchasers understand that:

1. Full conversion of the Debentures will require amendment to the Sellers' Certificates of Incorporation and shareholders approval which will require compliance with Federal securities laws and state securities and corporate laws. The foregoing to be obtained by Sellers subsequent to the Closing Date by new management and new Boards of Directors.

                                  SCHEDULE 3.7

                    MULTI SOFT / MULTI SOLUTIONS - HARD PAYABLES

             (NON-NEGOTIABLE-TO BE PAID FROM DEBENTURE PROCEEDS)

------------------------------------------------------------------------------
American Stock Transfer                                                $5,000
------------------------------------------- ----------------------------------
Charles Lombardo                                                      $27,275
------------------------------------------- ----------------------------------
Miriam Jarney                                                         $10,000
------------------------------------------- ----------------------------------
Misc. Employees                                                        $8,825
------------------------------------------- ----------------------------------
Rick Feiner                                                           $21,400
------------------------------------------- ----------------------------------
Stewart Robinson                                                      $16,500
------------------------------------------- ----------------------------------
Teich, Grog, Frost & Zindler                                           $2,500
------------------------------------------- ----------------------------------
Anthony Gagliardi                                                      $2,500
------------------------------------------- ----------------------------------
TOTAL                                                                 $94,000
------------------------------------------------------------------------------


                    MULTI SOFT / MULTI SOLUTIONS - SOFT PAYABLES

                                  (NEGOTIABLE)

------------------------------------------------------------------------------
ADT                                                                    $1,500
------------------------------------------- ----------------------------------
Aetna US Health                                                       $10,000
------------------------------------------- ----------------------------------
Canon Financial                                                        $5,000
------------------------------------------- ----------------------------------
Covad Communications                                                     $417
------------------------------------------- ----------------------------------
GE Capital                                                            $17,500
------------------------------------------- ----------------------------------
Profile Services                                                       $1,000
------------------------------------------- ----------------------------------
Sungard Computer Services                                             $16,000
------------------------------------------- ----------------------------------
Xerox Corp.                                                            $4,500
------------------------------------------- ----------------------------------
NYS Tax                                                               $21,000
------------------------------------------- ----------------------------------

------------------------------------------- ----------------------------------
TOTAL                                                                 $76,917
------------------------------------------------------------------------------